Exhibit 99.2

STORE MANAGER MEETINGS WITH STORE ASOCIATES

Preparation & Meeting Script

Preparation

•	Hold three meetings on Monday, August 24: morning, shift change, evening

•	Take attendance

•	Follow up with all associates who are not in attendance to share this information within two days (by Wednesday, August 26)

•	Debrief with associates in the days following the meetings

•	Bring handouts of FAQs, email to associates and press release for all associates

Meeting Script

•	Thank you all for being here.

•	As I shared with you in April, Belk began a process to carefully consider and explore a number of possible alternatives for the future of the company, including selling the company.

•	I am pleased to inform you that we have concluded that analysis, and are announcing today that we have entered into an agreement for Sycamore Partners to acquire our company. We believe a partnership with Sycamore will ensure Belk’s future in our increasingly competitive and changing industry landscape.

•	The great news for our customers is that Belk will remain Belk, and we will continue to operate under our Modern. Southern. Style. brand.

•	Sycamore Partners is a private equity firm based in New York specializing in consumer and retail investments. The founders of Sycamore have a long history of partnering with management teams to improve the operating profitability and strategic value of their businesses. They work with companies they believe have significant growth potential.

•	Sycamore Partners recognizes Belk’s talented team of associates, our unique position in the marketplace and our strong brand, as well as our operational strengths.

•	This fall we will present this transaction to our stockholders for approval. We expect the sale to be completed in the fourth quarter of calendar 2015. Once the transaction is final, we will share additional information with our associates as it becomes available.

•	Each of you played an important role over the past few months by staying focused on our customers and on our business. Thank you for your continued commitment to Belk and all that you do to ensure the success of our company.

•	We recognize this will spur a good deal of questions and I want to ensure you have the information you need - personally, and also to respond to questions from customers. I may not have all of the answers, but I do want to hear your questions and I will do my best to respond, or I will share the answers when the information becomes available.

[Allow 5-10 minutes to field associate questions]

•	I also want to be sure that you are comfortable responding to questions from customers. Customers may be concerned that their store will change or close as a result of the sale.

•	If you receive questions, please thank customers for their loyalty, and let them know we look forward to continuing to provide great products at a good value with excellent customer service. Assure them that Belk will remain the Belk they know and love.

•	I have a handout for you to help answer your questions and to help you respond to customer questions.

[Hand out FAQs]

•	Thank you for all that you do to serve our customers and make our company strong.

Important Additional Information Regarding the Merger Will Be Filed With The SEC

In connection with the proposed merger, Belk, Inc. will file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, BELK, INC.’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of the proxy statement, when available, and other relevant documents filed by Belk, Inc. with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the proxy statement, when available, and other relevant documents from Belk, Inc.’s website at www.belk.com or by directing a request to: Belk, Inc., 2801 West Tyvola Road, Charlotte, NC 28217, ATTN: Investor Relations (704) 357-1000.

Participation in the Solicitation

Belk, Inc. and its directors, executive officers and certain other members of management and employees of Belk, Inc. may be deemed to be “participants” in the solicitation of proxies from the stockholders of Belk, Inc. in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Belk, Inc. in connection with the proposed merger, which may be different than those of Belk, Inc.’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. Stockholders can find information about Belk, Inc. and its directors and executive officers and their ownership of Belk, Inc.’s common stock in Belk, Inc.’s annual report on Form 10-K for the fiscal year ended January 31, 2015, which was filed with the SEC on April 14, 2015, and in its definitive proxy statement for its most recent annual meeting of stockholders, which was filed with the SEC on April 23, 2015, and in Forms 4 of directors and executive officers filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Belk, Inc.’s website at www.belk.com.

Forward-Looking Statements

Certain statements made in this communication, and other written or oral statements made by or on behalf of the Company, may constitute “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as our expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. You can identify these forward-looking statements through our use of words such as “may,” “will,” “intend,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or other similar words. Examples of forward-looking statements in this news release include, but are not limited to, statements about the price, terms and closing date of the proposed transaction, and statements regarding stockholder and regulatory approvals and the satisfaction of various other conditions to the closing merger contemplated by the merger agreement. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to complete the proposed merger due to the failure to obtain Belk, Inc. stockholder approval for the proposed merger or the failure to satisfy other conditions of the proposed merger within the proposed timeframe or at all; (iii) the failure to obtain the necessary financing arrangements as set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, or the failure of the proposed merger to close for any other reason; (iv) risks related to disruption of management’s attention from Belk, Inc.’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Belk, Inc. and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the effect of the announcement of the proposed merger on Belk, Inc.’s relationships with its customers, operating results and business generally; and (viii) the amount of the costs, fees, expenses and charges related to the proposed merger. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Belk, Inc.’s Annual Report on Form 10—K for the fiscal year ended January 31, 2015, which was filed with the SEC on April 14, 2015, under the heading “Item 1A. Risk Factors,” and in its subsequently filed reports with the SEC, including Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on the forward-looking statements included in this news release, which speak only as of the date hereof. Belk, Inc. does not undertake to update any of these statements in light of new information or future events.